Exhibit 10.5
CARDIOGENESIS CORPORATION
1996 DIRECTOR STOCK OPTION PLAN
STOCK OPTION AGREEMENT
1. Grant of Option. Tbe Plan Administrator of Cardiogenesis Corporation, a California corporation (the “Company”), hereby grants to the person (the “Optionee”) named in the “Notice of Grant” to which this Stock Option Agreement is attached, an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant. The Option is being granted on the date (the “Grant Date”) set forth in the Notice of Grant at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). The Option is subject to the terms and conditions of the Company’s Director Stock Option Plan as amended and restated in July, 2005 (the “Plan”), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.
If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option (“NSO”).
2. Exercise of Option.
     (a) Right to Exercise. This Option may be exercised, in whole or in part, in accordance with the following schedule:
This Option is exercisable during its term in accordance with such vesting schedule and the applicable provisions of the Plan and this Stock Option Agreement; provided, however, that the Option shall not be exercised for less than twenty percent (20%) of the initial number of shares of Optioned Stock unless it is exercised for all of the shares of Optioned Stock which are able to then be acquired by exercise of the Option. In the event of Optionee’s death, Disability or other termination of Optionee’s employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.
     (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     (c) Termination Period. This Option may be exercised for 3 months after termination of the Optionee’s employment or consulting relationship with the Company. Upon the death or Disability of the optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the optionee’s change in status from Employee to Consultant or Consultant to Employee, this Stock Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.
3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash; or
          (b) check; or
          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a stock broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price from the sale of some or all of the exercised Shares by a stock broker; or
          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Stock Option Agreement shall be binding upon the executors, administrators, heirs, personal representatives, successors and permitted assigns of the Optionee.
5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Agreement.
6. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of April 24, 1996, the date of adoption of the Plan, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS MAY HAVE ALREADY CHANGED SINCE APRIL 24, 1996, AND ARE SUBJECT TO CHANGE AFTER THE GRANT DATE. THE COMPANY DISCLAIMS ANY DUTY TO UPDATE THE TAX CONSEQUENCES DESCRIBED IN THIS SECTION OF THE STOCK OPTION AGREEMENT. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
     (a) Exercising the Option.
          (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise. The Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          (ii) Incentive Stock Option. If this Option qualifies as an ISO, the optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise. In the event that the optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

     (b) Disposition of Shares.
          (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.
          (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the Grant Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the Grant Date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.
     (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant Date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.
7. Entire Agreement and Governing Law. The Plan is incorporated herein by reference. The Plan, this Stock Option Agreement, and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the optionee’s or the Company’s interests except by means of a writing signed by the Company and optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.
8. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION, OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.
9. Effect of Executing Notice of Grant. By the signature of Optionee and the signature of the Company’s representative on the Notice of Grant, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, this Stock Option Agreement, and the Notice of Grant. Optionee hereby certifies that Optionee has reviewed the Plan, this Option Agreement, and the Notice of Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant, and fully understands all provisions of the Plan, this Stock Option Agreement, and the Notice of Grant. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Stock Option Agreement, and the Notice of Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated in the Notice of Grant.